SiriusPoint Ltd.

Financial Supplement
June 30, 2026

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by SiriusPoint Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point Building	Liam Blackledge - Investor Relations and Strategy Manager
3 Waterloo Lane	Tel: + 44 203 772 3082
Pembroke HM 08	Email: investor.relations@siriuspt.com
Bermuda	Website: www.siriuspt.com

SiriusPoint Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio, attritional loss ratio and combined ratio ex. catastrophe losses are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the run off business. Book value per diluted common share excluding accumulated other comprehensive income (loss) ("AOCI") and tangible book value per diluted common share, as presented, are non-GAAP financial measures and the most directly comparable U.S. GAAP measure is book value per diluted common share. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. Management believes the effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Operating net income, Core Operating net income, Operating earnings per share and Core Operating earnings per share are non-GAAP financial measures and the most directly comparable U.S. GAAP measures are net income and diluted earnings per share. Operating net income excludes items which we believe are not indicative of the operations of our operating businesses, including realized and unrealized gains (losses) on strategic and other investments and liability-classified capital instruments, non-recurring costs associated with acquisitions or sales of subsidiaries, income (expense) related to loss portfolio transfers, deferred tax assets attributable to the enactment of the Bermuda corporate income tax, development on COVID-19 reserves resulting from the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024, and foreign exchange gains (losses). Core Operating net income also excludes the Corporate (run off) business. We believe it is useful to review Operating net income and Core Operating net income as it better reflects how we view the business, as well as provides investors with an alternative metric that can assist in predicting future earnings and profitability that are complementary to GAAP metrics. Operating ROE is calculated by dividing annualized Operating net income for the period by average common shareholders’ equity, excluding AOCI, and after adjusting for the above noted items to arrive at Operating net income. Core Operating ROE also excludes the results of the Corporate (run off) business. Reconciliations and definitions of such measures to the most directly comparable GAAP figures are included in the attached financial information in accordance with Regulation G and Item 10(e) of Regulation S-K, as applicable.
Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this financial supplement is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this financial supplement. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: These risks and uncertainties include, but are not limited to, the "Risk Factors" described in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission.

SiriusPoint Ltd.

SiriusPoint Ltd.
Key Financial Metrics
June 30, 2026 and 2025
(expressed in millions of U.S. dollars, except per share data and ratios)

	Three months ended		Six months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
	($ in millions, except for ratios and per share amounts)
Combined ratio	88.5%	86.1%	88.2%	88.8%
Core combined ratio (1)	91.4%	89.5%	90.1%	92.4%
Core underwriting income (1)	$55.0	$67.6	$125.9	$96.1
Core net services income (1)	$9.9	$8.7	$18.3	$27.6
Operating net income (1)	$79.4	$78.1	$165.1	$139.1
Operating earnings per share (1)	$0.67	$0.66	$1.37	$1.17
Annualized ROE	12.0%	12.7%	14.8%	12.8%
Annualized Operating ROE (1)	13.8%	17.0%	14.7%	15.4%

	June 30, 2026	December 31, 2025
Book value per common share	$19.61	$19.40
Book value per diluted common share	$19.30	$18.61
Book value per diluted common share ex. AOCI (1)	$19.48	$18.10
Tangible book value per diluted common share (1)	$17.98	$17.62
(1)Core combined ratio, Core underwriting income, and Core net services income are non-GAAP financial measures. See reconciliations in “Segment Reporting.” Operating net income, Operating earnings per share, and Annualized Operating ROE are non-GAAP financial measures. See reconciliations in “Operating net income and Operating earnings per share" and "Operating ROE." Book value per diluted common share ex. AOCI and tangible book value per diluted common share are non-GAAP financial measures. See reconciliation in “Book Value per Share - by Quarter.”

SiriusPoint Ltd.
Consolidated Balance Sheets - by Quarter
(expressed in millions of U.S. dollars)

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Assets
Debt securities, available for sale, at fair value, net of allowance for credit losses	$5,156.9	$4,892.9	$5,168.6	$5,145.6	$4,735.9
Debt securities, trading, at fair value	64.8	86.0	90.3	98.7	102.9
Short-term investments, at fair value	7.5	32.5	28.3	24.6	54.9
Other long-term investments, at fair value	285.8	295.4	315.1	318.3	320.1
Total investments	5,515.0	5,306.8	5,602.3	5,587.2	5,213.8
Cash and cash equivalents	614.8	856.9	731.2	582.4	732.4
Restricted cash and cash equivalents	131.1	153.8	171.2	135.3	190.8
Due from brokers	32.6	40.1	7.5	10.0	8.2
Interest and dividends receivable	44.2	41.4	47.1	43.9	42.5
Insurance and reinsurance balances receivable, net	2,606.7	2,420.8	2,260.3	2,291.4	2,290.1
Deferred acquisition costs, net	408.7	403.4	384.1	381.1	379.5
Unearned premiums ceded	630.7	573.3	487.4	487.1	484.0
Loss and loss adjustment expenses recoverable, net	1,991.4	2,020.2	2,102.3	2,162.9	2,263.9
Deferred tax asset	267.4	256.7	267.7	282.2	297.1
Goodwill	18.6	18.6	—	—	—
Intangible assets	137.4	139.8	121.2	123.6	135.1
Other assets	253.1	251.2	272.1	330.0	318.3
Assets held for sale	—	—	115.2	43.1	—
Total assets	$12,651.7	$12,483.0	$12,569.6	$12,460.2	$12,355.7
Liabilities
Loss and loss adjustment expense reserves	$5,750.3	$5,732.7	$5,782.5	$5,811.7	$5,817.4
Unearned premium reserves	2,119.7	1,991.2	1,855.4	1,867.9	1,854.0
Reinsurance balances payable	1,461.3	1,455.0	1,447.6	1,492.1	1,539.9
Debt	675.5	679.6	688.6	682.5	678.4
Due to brokers	23.3	3.4	5.5	27.5	9.0
Deferred tax liability	73.1	73.4	73.0	78.5	89.6
Liabilities held for sale	—	—	—	25.8	—
Other liabilities	271.8	244.3	246.1	263.2	260.6
Total liabilities	10,375.0	10,179.6	10,098.7	10,249.2	10,248.9
Commitments and contingent liabilities
Shareholders’ equity
Series B preference shares	—	—	200.0	200.0	200.0
Common shares	11.6	11.6	11.7	11.7	11.7
Additional paid-in capital	888.9	956.4	967.7	957.4	945.8
Retained earnings	1,396.7	1,328.1	1,228.5	988.5	901.7
Accumulated other comprehensive income (loss), net of tax	(21.3)	6.3	61.9	52.3	46.5
Shareholders’ equity attributable to SiriusPoint shareholders	2,275.9	2,302.4	2,469.8	2,209.9	2,105.7
Noncontrolling interests	0.8	1.0	1.1	1.1	1.1
Total shareholders’ equity	2,276.7	2,303.4	2,470.9	2,211.0	2,106.8
Total liabilities, noncontrolling interests and shareholders’ equity	$12,651.7	$12,483.0	$12,569.6	$12,460.2	$12,355.7

SiriusPoint Ltd.
Consolidated Statements of Income
(expressed in millions of U.S. dollars, except share and per share data)

	Three months ended		Six months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Revenues
Net earned premium	$640.3	$652.0	$1,279.2	$1,278.7
Net investment income	65.5	68.2	131.9	139.4
Net investment gains (losses)	7.9	0.7	19.3	0.4
Other revenues	30.4	27.3	88.3	57.0
Total revenues	744.1	748.2	1,518.7	1,475.5
Expenses
Loss and loss adjustment expenses incurred, net	358.2	372.6	721.1	774.4
Acquisition costs, net	156.8	140.9	304.6	270.6
Other underwriting expenses	51.8	48.3	102.3	89.4
Net corporate and other expenses	73.7	70.9	144.9	131.5
Intangible asset amortization	2.4	2.8	5.0	5.7
Interest expense	18.7	21.1	35.5	39.2
Foreign exchange (gains) losses	(1.8)	16.7	(0.5)	14.5
Total expenses	659.8	673.3	1,312.9	1,325.3
Income before income tax expense	84.3	74.9	205.8	150.2
Income tax expense	(15.8)	(11.6)	(35.0)	(24.9)
Net income	68.5	63.3	170.8	125.3
Net (income) loss attributable to noncontrolling interests	0.1	(0.1)	—	(0.5)
Net income available to SiriusPoint	68.6	63.2	170.8	124.8
Dividends on Series B preference shares	—	(4.0)	(2.6)	(8.0)
Net income available to SiriusPoint common shareholders	$68.6	$59.2	$168.2	$116.8
Earnings per share available to SiriusPoint common shareholders
Basic earnings per share available to SiriusPoint common shareholders ⁽¹⁾	$0.59	$0.51	$1.44	$1.00
Diluted earnings per share available to SiriusPoint common shareholders ⁽¹⁾	$0.58	$0.50	$1.40	$0.98
Weighted average number of common shares used in the determination of earnings per share
Basic	116,732,354	116,523,435	116,728,906	116,252,739
Diluted	119,011,731	118,669,471	120,237,742	118,598,535
(1)    Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The Company treats certain of its unvested restricted shares as participating securities. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options or restricted share awards and units. Diluted earnings per share is based on the weighted average number of common shares outstanding and includes any dilutive effects of warrants, options, restricted share awards and units, and is determined using the treasury stock method. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares and units are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Consolidated Statements of Income - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Revenues
Net earned premium	$640.3	$638.9	$667.4	$647.7	$652.0
Net investment income	65.5	66.4	68.9	66.5	68.2
Net investment gains (losses)	7.9	11.4	(9.5)	6.2	0.7
Other revenues	30.4	57.9	246.9	35.5	27.3
Total revenues	744.1	774.6	973.7	755.9	748.2
Expenses
Loss and loss adjustment expenses incurred, net	358.2	362.9	372.2	372.9	372.6
Acquisition costs, net	156.8	147.8	173.2	139.8	140.9
Other underwriting expenses	51.8	50.5	54.9	43.6	48.3
Net corporate and other expenses	73.7	71.2	63.0	62.5	70.9
Intangible asset amortization	2.4	2.6	2.4	2.8	2.8
Interest expense	18.7	16.8	19.5	21.0	21.1
Foreign exchange (gains) losses	(1.8)	1.3	8.3	2.4	16.7
Total expenses	659.8	653.1	693.5	645.0	673.3
Income before income tax expense	84.3	121.5	280.2	110.9	74.9
Income tax expense	(15.8)	(19.2)	(36.1)	(20.2)	(11.6)
Net income	68.5	102.3	244.1	90.7	63.3
Net (income) loss attributable to noncontrolling interests	0.1	(0.1)	(0.1)	0.1	(0.1)
Net income available to SiriusPoint	68.6	102.2	244.0	90.8	63.2
Dividends on Series B preference shares	—	(2.6)	(4.0)	(4.0)	(4.0)
Net income available to SiriusPoint common shareholders	$68.6	$99.6	$240.0	$86.8	$59.2
Earnings per share available to SiriusPoint common shareholders
Basic earnings per share available to SiriusPoint common shareholders ⁽¹⁾	$0.59	$0.85	$2.05	$0.74	$0.51
Diluted earnings per share available to SiriusPoint common shareholders ⁽¹⁾	$0.58	$0.82	$1.97	$0.73	$0.50
Weighted average number of common shares used in the determination of earnings per share
Basic	116,732,354	116,725,419	116,788,646	116,726,540	116,523,435
Diluted	119,011,731	121,695,056	121,838,966	118,817,903	118,669,471
(1)     Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The Company treats certain of its unvested restricted shares as participating securities. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options or restricted share awards and units. Diluted earnings per share is based on the weighted average number of common shares outstanding and includes any dilutive effects of warrants, options, restricted share awards and units, and is determined using the treasury stock method. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares and units are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Consolidated Statements of Comprehensive Income - by Quarter
(expressed in millions of U.S. dollars)

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Comprehensive income
Net income	$68.5	$102.3	$244.1	$90.7	$63.3
Other comprehensive income (loss), net of tax
Change in foreign currency translation adjustments	(1.6)	(5.3)	2.2	(3.3)	3.4
Unrealized gains (losses) from debt securities held as available for sale investments	(27.8)	(57.3)	6.1	2.2	19.1
Reclassifications from accumulated other comprehensive income (loss)	1.8	7.0	1.3	6.9	(2.4)
Total other comprehensive income (loss)	(27.6)	(55.6)	9.6	5.8	20.1
Comprehensive income	40.9	46.7	253.7	96.5	83.4
Net (income) loss attributable to noncontrolling interests	0.1	(0.1)	(0.1)	0.1	(0.1)
Comprehensive income available to SiriusPoint	$41.0	$46.6	$253.6	$96.6	$83.3

SiriusPoint Ltd.
Segment Reporting - Three months ended June 30, 2026
(expressed in millions of U.S. dollars, except ratios)

	Insurance & Services	Reinsurance	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross written premium	$644.6	$336.9	$981.5	$—	$(3.3)	$—	$978.2
Net written premium	422.4	287.1	709.5	—	0.8	—	710.3
Net earned premium	381.7	257.1	638.8	—	1.5	—	640.3
Loss and loss adjustment expenses incurred, net	216.5	140.1	356.6	(1.8)	3.4	—	358.2
Acquisition costs, net	104.2	75.7	179.9	(20.7)	(2.4)	—	156.8
Other underwriting expenses	25.6	21.7	47.3	—	4.5	—	51.8
Underwriting income (loss)	35.4	19.6	55.0	22.5	(4.0)	—	73.5
Services revenues	59.4	—	59.4	(29.8)	—	(29.6)	—
Services expenses	49.6	—	49.6	—	—	(49.6)	—
Net services fee income	9.8	—	9.8	(29.8)	—	20.0	—
Services noncontrolling loss	0.1	—	0.1	—	—	(0.1)	—
Net services income	9.9	—	9.9	(29.8)	—	19.9	—
Segment income (loss)	45.3	19.6	64.9	(7.3)	(4.0)	19.9	73.5
Net investment income					65.5	—	65.5
Net investment gains (losses)					7.9	—	7.9
Other revenues					0.8	29.6	30.4
Net corporate and other expenses					(24.1)	(49.6)	(73.7)
Intangible asset amortization					(2.4)	—	(2.4)
Interest expense					(18.7)	—	(18.7)
Foreign exchange gains					1.8	—	1.8
Income before income tax expense	$45.3	$19.6	64.9	(7.3)	26.8	(0.1)	84.3
Income tax expense			—	—	(15.8)	—	(15.8)
Net income			64.9	(7.3)	11.0	(0.1)	68.5
Net (income) loss attributable to noncontrolling interest			—	—	—	0.1	0.1
Net income available to SiriusPoint			$64.9	$(7.3)	$11.0	$—	$68.6

Attritional losses	$231.3	$140.7	$372.0	$(1.8)	$1.7	$—	$371.9
Catastrophe losses	1.3	—	1.3	—	—	—	1.3
Prior year loss reserve development	(16.1)	(0.6)	(16.7)	—	1.7	—	(15.0)
Loss and loss adjustment expenses incurred, net	$216.5	$140.1	$356.6	$(1.8)	$3.4	$—	$358.2

Underwriting Ratios: (1)
Attritional loss ratio	60.6%	54.7%	58.2%				58.0%
Catastrophe loss ratio	0.3%	—%	0.2%				0.2%
Prior year loss development ratio	(4.2)%	(0.2)%	(2.6)%				(2.3)%
Loss ratio	56.7%	54.5%	55.8%				55.9%
Acquisition cost ratio	27.3%	29.4%	28.2%				24.5%
Other underwriting expenses ratio	6.7%	8.4%	7.4%				8.1%
Combined ratio	90.7%	92.3%	91.4%				88.5%
(1)Underwriting ratios are calculated by dividing the related expense by net earned premium.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Three months ended June 30, 2025
(expressed in millions of U.S. dollars, except ratios)

	Insurance & Services	Reinsurance	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross written premium	$560.4	$369.7	$930.1	$—	$18.1	$—	$948.2
Net written premium	392.8	307.0	699.8	—	4.6	—	704.4
Net earned premium	369.2	276.4	645.6	—	6.4	—	652.0
Loss and loss adjustment expenses incurred, net	209.2	156.4	365.6	(1.5)	8.5	—	372.6
Acquisition costs, net	97.9	70.5	168.4	(28.2)	0.7	—	140.9
Other underwriting expenses	22.6	21.4	44.0	—	4.3	—	48.3
Underwriting income (loss)	39.5	28.1	67.6	29.7	(7.1)	—	90.2
Services revenues	58.1	—	58.1	(31.7)	—	(26.4)	—
Services expenses	49.6	—	49.6	—	—	(49.6)	—
Net services fee income	8.5	—	8.5	(31.7)	—	23.2	—
Services noncontrolling loss	0.2	—	0.2	—	—	(0.2)	—
Net services income	8.7	—	8.7	(31.7)	—	23.0	—
Segment income (loss)	48.2	28.1	76.3	(2.0)	(7.1)	23.0	90.2
Net investment income					68.2	—	68.2
Net investment gains (losses)					0.7	—	0.7
Other revenues					0.9	26.4	27.3
Net corporate and other expenses					(21.3)	(49.6)	(70.9)
Intangible asset amortization					(2.8)	—	(2.8)
Interest expense					(21.1)	—	(21.1)
Foreign exchange losses					(16.7)	—	(16.7)
Income before income tax expense	$48.2	$28.1	76.3	(2.0)	0.8	(0.2)	74.9
Income tax expense			—	—	(11.6)	—	(11.6)
Net income (loss)			76.3	(2.0)	(10.8)	(0.2)	63.3
Net income attributable to noncontrolling interest			—	—	(0.3)	0.2	(0.1)
Net income (loss) available to SiriusPoint			$76.3	$(2.0)	$(11.1)	$—	$63.2

Attritional losses	$218.9	$161.0	$379.9	$(1.5)	$3.4	$—	$381.8
Catastrophe losses	—	(0.5)	(0.5)	—	—	—	(0.5)
Prior year loss reserve development	(9.7)	(4.1)	(13.8)	—	5.1	—	(8.7)
Loss and loss adjustment expenses incurred, net	$209.2	$156.4	$365.6	$(1.5)	$8.5	$—	$372.6

Underwriting Ratios: (1)
Attritional loss ratio	59.3%	58.3%	58.8%				58.5%
Catastrophe loss ratio	—%	(0.2)%	(0.1)%				(0.1)%
Prior year loss development ratio	(2.6)%	(1.5)%	(2.1)%				(1.3)%
Loss ratio	56.7%	56.6%	56.6%				57.1%
Acquisition cost ratio	26.5%	25.5%	26.1%				21.6%
Other underwriting expenses ratio	6.1%	7.7%	6.8%				7.4%
Combined ratio	89.3%	89.8%	89.5%				86.1%
(1)Underwriting ratios are calculated by dividing the related expense by net earned premium.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Six months ended June 30, 2026
(expressed in millions of U.S. dollars, except ratios)

	Insurance & Services	Reinsurance	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross written premium	$1,329.2	$656.1	$1,985.3	$—	$(4.2)	$—	$1,981.1
Net written premium	883.5	522.8	1,406.3	—	(0.8)	—	1,405.5
Net earned premium	761.8	515.3	1,277.1	—	2.1	—	1,279.2
Loss and loss adjustment expenses incurred, net	432.2	274.1	706.3	(3.6)	18.4	—	721.1
Acquisition costs, net	212.2	139.5	351.7	(44.5)	(2.6)	—	304.6
Other underwriting expenses	51.9	41.3	93.2	—	9.1	—	102.3
Underwriting income (loss)	65.5	60.4	125.9	48.1	(22.8)	—	151.2
Services revenues	113.4	—	113.4	(52.9)	—	(60.5)	—
Services expenses	95.7	—	95.7	—	—	(95.7)	—
Net services fee income	17.7	—	17.7	(52.9)	—	35.2	—
Services noncontrolling loss	0.6	—	0.6	—	—	(0.6)	—
Net services income	18.3	—	18.3	(52.9)	—	34.6	—
Segment income (loss)	83.8	60.4	144.2	(4.8)	(22.8)	34.6	151.2
Net investment income					131.9	—	131.9
Net investment gains (losses)					19.3	—	19.3
Other revenues					27.8	60.5	88.3
Net corporate and other expenses					(49.2)	(95.7)	(144.9)
Intangible asset amortization					(5.0)	—	(5.0)
Interest expense					(35.5)	—	(35.5)
Foreign exchange gains					0.5	—	0.5
Income before income tax expense	$83.8	$60.4	144.2	(4.8)	67.0	(0.6)	205.8
Income tax expense			—	—	(35.0)	—	(35.0)
Net income			144.2	(4.8)	32.0	(0.6)	170.8
Net (income) loss attributable to noncontrolling interests			—	—	(0.6)	0.6	—
Net income available to SiriusPoint			$144.2	$(4.8)	$31.4	$—	$170.8

Attritional losses	$462.1	$286.4	$748.5	$(3.6)	$2.4	$—	$747.3
Catastrophe losses	1.3	5.4	6.7	—	—	—	6.7
Prior year loss reserve development	(31.2)	(17.7)	(48.9)	—	16.0	—	(32.9)
Loss and loss adjustment expenses incurred, net	$432.2	$274.1	$706.3	$(3.6)	$18.4	$—	$721.1

Underwriting Ratios: (1)
Attritional loss ratio	60.6%	55.6%	58.6%				58.5%
Catastrophe loss ratio	0.2%	1.0%	0.5%				0.5%
Prior year loss development ratio	(4.1)%	(3.4)%	(3.8)%				(2.6)%
Loss ratio	56.7%	53.2%	55.3%				56.4%
Acquisition cost ratio	27.9%	27.1%	27.5%				23.8%
Other underwriting expenses ratio	6.8%	8.0%	7.3%				8.0%
Combined ratio	91.4%	88.3%	90.1%				88.2%
(1)Underwriting ratios are calculated by dividing the related expense by net earned premium.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Six months ended June 30, 2025
(expressed in millions of U.S. dollars, except ratios)

	Insurance & Services	Reinsurance	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross written premium	$1,195.5	$724.5	$1,920.0	$—	$12.9	$—	$1,932.9
Net written premium	876.3	575.5	1,451.8	—	(4.4)	—	1,447.4
Net earned premium	705.4	566.0	1,271.4	—	7.3	—	1,278.7
Loss and loss adjustment expenses incurred, net	419.1	351.7	770.8	(3.5)	7.1	—	774.4
Acquisition costs, net	185.2	137.6	322.8	(56.2)	4.0	—	270.6
Other underwriting expenses	41.5	40.2	81.7	—	7.7	—	89.4
Underwriting income (loss)	59.6	36.5	96.1	59.7	(11.5)	—	144.3
Services revenues	120.2	—	120.2	(61.9)	—	(58.3)	—
Services expenses	92.7	—	92.7	—	—	(92.7)	—
Net services fee income	27.5	—	27.5	(61.9)	—	34.4	—
Services noncontrolling loss	0.1	—	0.1	—	—	(0.1)	—
Net services income	27.6	—	27.6	(61.9)	—	34.3	—
Segment income (loss)	87.2	36.5	123.7	(2.2)	(11.5)	34.3	144.3
Net investment income					139.4	—	139.4
Net investment gains (losses)					0.4	—	0.4
Other revenues					(1.3)	58.3	57.0
Net corporate and other expenses					(38.8)	(92.7)	(131.5)
Intangible asset amortization					(5.7)	—	(5.7)
Interest expense					(39.2)	—	(39.2)
Foreign exchange losses					(14.5)	—	(14.5)
Income before income tax expense	$87.2	$36.5	123.7	(2.2)	28.8	(0.1)	150.2
Income tax expense			—	—	(24.9)	—	(24.9)
Net income			123.7	(2.2)	3.9	(0.1)	125.3
Net income attributable to noncontrolling interests			—	—	(0.6)	0.1	(0.5)
Net income available to SiriusPoint			$123.7	$(2.2)	$3.3	$—	$124.8

Attritional losses	$426.5	$325.0	$751.5	$(3.5)	$1.9	$—	$749.9
Catastrophe losses	4.8	62.6	67.4	—	—	—	67.4
Prior year loss reserve development	(12.2)	(35.9)	(48.1)	—	5.2	—	(42.9)
Loss and loss adjustment expenses incurred, net	$419.1	$351.7	$770.8	$(3.5)	$7.1	$—	$774.4

Underwriting Ratios: (1)
Attritional loss ratio	60.4%	57.3%	59.1%				58.7%
Catastrophe loss ratio	0.7%	11.1%	5.3%				5.3%
Prior year loss development ratio	(1.7)%	(6.3)%	(3.8)%				(3.4)%
Loss ratio	59.4%	62.1%	60.6%				60.6%
Acquisition cost ratio	26.3%	24.3%	25.4%				21.2%
Other underwriting expenses ratio	5.9%	7.1%	6.4%				7.0%
Combined ratio	91.6%	93.5%	92.4%				88.8%
(1)Underwriting ratios are calculated by dividing the related expense by net earned premium.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Consolidated Results - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Revenues
Gross written premium	$978.2	$1,002.9	$898.3	$874.4	$948.2
Net written premium	710.3	695.2	655.1	670.3	704.4
Net earned premium	640.3	638.9	667.4	647.7	652.0
Expenses
Loss and loss adjustment expenses incurred, net	358.2	362.9	372.2	372.9	372.6
Acquisition costs, net	156.8	147.8	173.2	139.8	140.9
Other underwriting expenses	51.8	50.5	54.9	43.6	48.3
Underwriting income	$73.5	$77.7	$67.1	$91.4	$90.2

Attritional losses	$371.9	$375.4	$387.2	$381.8	$381.8
Catastrophe losses, net of reinsurance and reinstatement premiums	1.3	5.4	7.0	—	(0.5)
Favorable prior year loss reserve development	$(15.0)	$(17.9)	$(22.0)	$(8.9)	$(8.7)

Underwriting Ratios (1):
Loss ratio	55.9%	56.8%	55.8%	57.6%	57.1%
Acquisition cost ratio	24.5%	23.1%	26.0%	21.6%	21.6%
Other underwriting expenses ratio	8.1%	7.9%	8.2%	6.7%	7.4%
Combined ratio	88.5%	87.8%	90.0%	85.9%	86.1%
(1)Underwriting ratios are calculated by dividing the related expense by net earned premium.

SiriusPoint Ltd.
Core Results - by Quarter (1)
(expressed in millions of U.S. dollars, except ratios)

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Revenues
Gross written premium	$981.5	$1,003.8	$896.9	$871.6	$930.1
Net written premium	709.5	696.8	660.9	664.9	699.8
Net earned premium	638.8	638.3	676.6	643.5	645.6
Expenses
Loss and loss adjustment expenses incurred, net	356.6	349.7	389.5	370.8	365.6
Acquisition costs, net	179.9	171.8	188.7	163.0	168.4
Other underwriting expenses	47.3	45.9	49.8	40.1	44.0
Underwriting income	55.0	70.9	48.6	69.6	67.6
Services revenues	59.4	54.0	45.7	58.5	58.1
Services expenses	49.6	46.1	41.4	48.5	49.6
Net services fee income	9.8	7.9	4.3	10.0	8.5
Services noncontrolling (income) loss	0.1	0.5	(0.1)	0.1	0.2
Net services income	9.9	8.4	4.2	10.1	8.7
Segment income	$64.9	$79.3	$52.8	$79.7	$76.3

Attritional losses	$372.0	$376.5	$397.5	$379.9	$379.9
Catastrophe losses, net of reinsurance and reinstatement premiums	1.3	5.4	7.0	—	(0.5)
Favorable prior year loss reserve development	$(16.7)	$(32.2)	$(15.0)	$(9.1)	$(13.8)

Underwriting Ratios (2):
Loss ratio	55.8%	54.8%	57.6%	57.6%	56.6%
Acquisition cost ratio	28.2%	26.9%	27.9%	25.3%	26.1%
Other underwriting expenses ratio	7.4%	7.2%	7.4%	6.2%	6.8%
Combined ratio	91.4%	88.9%	92.9%	89.1%	89.5%

Accident year loss ratio	58.4%	59.8%	59.8%	59.0%	58.8%
Accident year combined ratio	94.0%	93.9%	95.0%	90.6%	91.7%
Attritional loss ratio	58.2%	59.0%	58.8%	59.0%	58.8%
Combined ratio ex. catastrophe losses	91.2%	88.1%	91.9%	89.1%	89.6%
(1)Collectively, the sum of our two segments, Reinsurance and Insurance & Services, constitute our "Core" results. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. We believe it is useful to review Core results as it better reflects how management views the business and reflects our decision to exit the run off business. The sum of Core results and Corporate results are equal to the consolidated results of operations.
(2)Underwriting ratios are calculated by dividing the related expense by net earned premium. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio and combined ratio ex. catastrophe losses exclude catastrophe losses from the respective ratios as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Insurance & Services Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Revenues
Gross written premium	$644.6	$684.6	$556.0	$562.0	$560.4
Net written premium	422.4	461.1	377.1	396.8	392.8
Net earned premium	381.7	380.1	395.0	381.2	369.2
Expenses
Loss and loss adjustment expenses incurred, net	216.5	215.7	230.5	225.3	209.2
Acquisition costs, net	104.2	108.0	113.1	98.3	97.9
Other underwriting expenses	25.6	26.3	24.9	19.9	22.6
Underwriting income	35.4	30.1	26.5	37.7	39.5
Services revenues	59.4	54.0	45.7	58.5	58.1
Services expenses	49.6	46.1	41.4	48.5	49.6
Net services fee income	9.8	7.9	4.3	10.0	8.5
Services noncontrolling (income) loss	0.1	0.5	(0.1)	0.1	0.2
Net services income	9.9	8.4	4.2	10.1	8.7
Segment income	$45.3	$38.5	$30.7	$47.8	$48.2

Attritional losses	$231.3	$230.8	$238.4	$234.8	$218.9
Catastrophe losses, net of reinsurance and reinstatement premiums	1.3	—	2.5	—	—
Favorable prior year loss reserve development	$(16.1)	$(15.1)	$(10.4)	$(9.5)	$(9.7)

Underwriting Ratios (1):
Loss ratio	56.7%	56.7%	58.4%	59.1%	56.7%
Acquisition cost ratio	27.3%	28.4%	28.6%	25.8%	26.5%
Other underwriting expenses ratio	6.7%	6.9%	6.3%	5.2%	6.1%
Combined ratio	90.7%	92.0%	93.3%	90.1%	89.3%

Accident year loss ratio	60.9%	60.7%	61.0%	61.6%	59.3%
Accident year combined ratio	94.9%	96.1%	95.9%	92.6%	91.9%
Attritional loss ratio	60.6%	60.7%	60.4%	61.6%	59.3%
Combined ratio ex. catastrophe losses	90.4%	92.0%	92.7%	90.1%	89.3%
(1)Underwriting ratios are calculated by dividing the related expense by net earned premium. Accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio and combined ratio ex. catastrophe losses exclude catastrophe losses from the respective ratios as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Reinsurance Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Revenues
Gross written premium	$336.9	$319.2	$340.9	$309.6	$369.7
Net written premium	287.1	235.7	283.8	268.1	307.0
Net earned premium	257.1	258.2	281.6	262.3	276.4
Expenses
Loss and loss adjustment expenses incurred, net	140.1	134.0	159.0	145.5	156.4
Acquisition costs, net	75.7	63.8	75.6	64.7	70.5
Other underwriting expenses	21.7	19.6	24.9	20.2	21.4
Underwriting income	$19.6	$40.8	$22.1	$31.9	$28.1

Attritional losses	$140.7	$145.7	$159.1	$145.1	$161.0
Catastrophe losses, net of reinsurance and reinstatement premiums	—	5.4	4.5	—	(0.5)
(Favorable) adverse prior year loss reserve development	$(0.6)	$(17.1)	$(4.6)	$0.4	$(4.1)

Underwriting Ratios (1):
Loss ratio	54.5%	51.9%	56.5%	55.5%	56.6%
Acquisition cost ratio	29.4%	24.7%	26.8%	24.7%	25.5%
Other underwriting expense ratio	8.4%	7.6%	8.8%	7.7%	7.7%
Combined ratio	92.3%	84.2%	92.1%	87.9%	89.8%

Accident year loss ratio	54.7%	58.5%	58.1%	55.3%	58.1%
Accident year combined ratio	92.6%	90.8%	93.8%	87.7%	91.3%
Attritional loss ratio	54.7%	56.4%	56.5%	55.3%	58.3%
Combined ratio ex. catastrophe losses	92.3%	82.1%	90.5%	87.9%	90.0%
(1)Underwriting ratios are calculated by dividing the related expense by net earned premium. Accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio and combined ratio ex. catastrophe losses exclude catastrophe losses from the respective ratios as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Investments - by Quarter
(expressed in millions of U.S. dollars)

	June 30, 2026		March 31, 2026		December 31, 2025		September 30, 2025		June 30, 2025
	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%
Asset-backed securities	$842.9	15.3%	$866.2	16.2%	$921.1	16.5%	$914.4	16.4%	$984.4	18.9%
Residential mortgage-backed securities	960.0	17.4%	943.0	17.8%	963.1	17.2%	974.4	17.5%	916.9	17.6%
Commercial mortgage-backed securities	256.1	4.6%	211.6	4.0%	231.9	4.1%	204.4	3.7%	177.6	3.4%
Corporate debt securities	2,237.2	40.6%	2,040.1	38.4%	2,198.2	39.2%	2,043.0	36.7%	1,701.3	32.6%
U.S. government and government agency	840.6	15.2%	811.8	15.3%	835.7	14.9%	990.1	17.7%	936.2	18.0%
Non-U.S. government and government agency	20.1	0.4%	20.2	0.4%	18.6	0.3%	19.3	0.2%	19.5	0.3%
Total debt securities, available for sale	5,156.9	93.5%	4,892.9	92.1%	5,168.6	92.2%	5,145.6	92.2%	4,735.9	90.8%
Asset-backed securities	5.1	0.1%	5.2	0.1%	5.9	0.1%	8.6	0.2%	9.7	0.2%
Residential mortgage-backed securities	27.0	0.5%	43.5	0.8%	45.0	0.8%	46.1	0.8%	47.0	0.9%
Commercial mortgage-backed securities	26.4	0.5%	29.9	0.6%	31.9	0.6%	36.1	0.6%	38.6	0.7%
Corporate debt securities	3.4	0.1%	3.6	0.1%	3.7	0.1%	3.7	0.1%	3.5	0.1%
U.S. government and government agency	2.9	0.1%	3.8	0.1%	3.8	0.1%	4.2	0.1%	4.1	0.1%
Total debt securities, trading	64.8	1.3%	86.0	1.7%	90.3	1.7%	98.7	1.8%	102.9	2.0%
Short-term investments	7.5	0.1%	32.5	0.6%	28.3	0.5%	24.6	0.3%	54.9	1.0%
Other long-term investments	57.5	1.0%	63.7	1.2%	88.1	1.6%	93.5	1.7%	92.2	1.8%
Cost and equity method investments	60.9	1.1%	72.9	1.4%	69.3	1.2%	66.8	1.2%	68.8	1.3%
Investments in funds valued at net asset value	167.4	3.0%	158.8	3.0%	157.7	2.8%	158.0	2.8%	159.1	3.1%
Total investments	$5,515.0	100.0%	$5,306.8	100.0%	$5,602.3	100.0%	$5,587.2	100.0%	$5,213.8	100.0%

SiriusPoint Ltd.
Earnings per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	116,732,354	116,725,419	116,788,646	116,726,540	116,523,435
Dilutive effect of options, restricted share awards, restricted share units	2,279,377	4,969,637	5,050,320	2,091,363	2,146,036
Diluted number of common shares outstanding	119,011,731	121,695,056	121,838,966	118,817,903	118,669,471

Basic earnings per common share:
Net income available to SiriusPoint common shareholders	$68.6	$99.6	$240.0	$86.8	$59.2
Net income allocated to SiriusPoint participating common shareholders	—	(0.1)	(0.1)	(0.1)	(0.1)
Net income allocated to SiriusPoint common shareholders	$68.6	$99.5	$239.9	$86.7	$59.1
Basic earnings per share available to SiriusPoint common shareholders ⁽¹⁾	$0.59	$0.85	$2.05	$0.74	$0.51

Diluted earnings per common share:
Net income available to SiriusPoint common shareholders	$68.6	$99.6	$240.0	$86.8	$59.2
Net income allocated to SiriusPoint participating common shareholders	—	(0.1)	(0.1)	(0.1)	(0.1)
Net income allocated to SiriusPoint common shareholders	$68.6	$99.5	$239.9	$86.7	$59.1
Diluted earnings per share available to SiriusPoint common shareholders ⁽¹⁾	$0.58	$0.82	$1.97	$0.73	$0.50
(1)Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The Company treats certain of its unvested restricted shares as participating securities. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options or restricted share awards and units. Diluted earnings per share is based on the weighted average number of common shares outstanding and includes any dilutive effects of warrants, options, restricted share awards and units, and is determined using the treasury stock method. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares and units are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Annualized Return on Average Common Shareholders’ Equity - by Quarter
(expressed in millions of U.S. dollars, except share and per share data and ratios)

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Net income available to SiriusPoint common shareholders	$68.6	$99.6	$240.0	$86.8	$59.2
Common shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	2,302.4	2,269.8	2,009.9	1,905.7	1,825.2
Common shareholders’ equity attributable to SiriusPoint common shareholders - end of period	2,275.9	2,302.4	2,269.8	2,009.9	1,905.7
Average common shareholders’ equity attributable to SiriusPoint common shareholders	$2,289.2	$2,286.1	$2,139.9	$1,957.8	$1,865.5
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders (1)	12.0%	17.4%	44.9%	17.7%	12.7%
(1)Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders is calculated by dividing annualized net income available to SiriusPoint common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.

SiriusPoint Ltd.
Book Value per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Common shareholders’ equity attributable to SiriusPoint common shareholders	$2,275.9	$2,302.4	$2,269.8	$2,009.9	$1,905.7

Accumulated other comprehensive income (loss), net of tax	(21.3)	6.3	61.9	52.3	46.5
Common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI	2,297.2	2,296.1	2,207.9	1,957.6	1,859.2

Intangible assets	137.4	139.8	121.2	123.6	135.1
Goodwill	18.6	18.6	—	—	—
Tangible common shareholders' equity attributable to SiriusPoint common shareholders	$2,119.9	$2,144.0	$2,148.6	$1,886.3	$1,770.6

Common shares outstanding	116,065,965	115,936,935	116,989,799	116,807,497	116,759,539
Effect of dilutive stock options and restricted share units	1,848,708	5,065,622	4,983,345	2,034,652	2,136,069
Book value per diluted common share denominator	117,914,673	121,002,557	121,973,144	118,842,149	118,895,608

Book value per common share	$19.61	$19.86	$19.40	$17.21	$16.32
Book value per diluted common share	$19.30	$19.03	$18.61	$16.91	$16.03
Book value per diluted common share ex. AOCI (1)	$19.48	$18.98	$18.10	$16.47	$15.64
Tangible book value per diluted common share (1)	$17.98	$17.72	$17.62	$15.87	$14.89
(1)Book value per diluted common share excluding AOCI and tangible book value per diluted common share, as presented, are non-GAAP financial measures and the most directly comparable U.S. GAAP measure is book value per diluted common share. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. Tangible book value per diluted common share excludes goodwill and intangible assets. Management believes that effects of goodwill and intangible assets make book value comparisons to less acquisitive peer companies less meaningful.

SiriusPoint Ltd.
Net Corporate and Other Expenses - by Quarter
(expressed in millions of U.S. dollars)

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Net corporate and other expenses	$73.7	$71.2	$63.0	$62.5	$70.9

MGA Service expenses	$49.6	$46.1	$41.4	$48.5	$49.6

Corporate and other expenses	$20.4	$19.8	$13.9	$12.8	$19.0
Salaries, benefits and incentives	4.9	5.4	2.1	3.4	1.8
Professional fees	8.8	8.5	6.1	6.3	5.6
Taxes and regulatory fees	1.5	1.7	2.5	0.6	5.6
Corporate insurance	1.4	1.4	1.1	1.4	0.9
Depreciation	1.0	1.0	2.1	1.1	1.1
Other corporate expenses	2.8	1.8	—	—	4.0

Non-recurring corporate and other expenses	$3.7	$5.3	$7.7	$1.2	$2.3
Salaries, benefits and incentives	2.2	4.0	6.3	0.3	0.3
Professional fees	1.5	1.3	1.4	0.9	2.0

SiriusPoint Ltd.
Operating and Core Operating Net Income and Earnings per Share
June 30, 2026 and 2025
(expressed in millions of U.S. dollars, except share and per share data)

	Three months ended		Six months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net income available to SiriusPoint common shareholders	$68.6	$59.2	$168.2	$116.8
Adjustments:
Gain on sale or deconsolidation of consolidated MGAs	—	—	(25.2)	—
Losses on strategic and other investments	6.2	—	8.0	0.5
MGA & Strategic Investment Rationalization	6.2	—	(17.2)	0.5

Expense related to loss portfolio transfers	5.2	6.6	10.8	12.5
Foreign exchange (gains) losses	(1.8)	16.7	(0.5)	14.5
Other non-recurring items	3.7	—	9.0	—
Income tax expense on adjustments (1)	(2.5)	(4.4)	(5.2)	(5.2)
Operating net income	79.4	78.1	165.1	139.1
Corporate (run off) underwriting results	4.0	7.1	22.8	11.5
Income tax expense on adjustments (1)	(0.8)	(1.3)	(4.4)	(2.2)
Core Operating net income	$82.6	$83.9	$183.5	$148.4

Weighted average number of diluted common shares used in the determination of earnings per share	119,011,731	118,669,471	120,237,742	118,598,535
Operating diluted earnings per share	$0.67	$0.66	$1.37	$1.17
Core Operating diluted earnings per share	$0.69	$0.71	$1.53	$1.25
(1)    For the three and six months ended June 30, 2026 and 2025, an effective tax rate of 19% is applied to the above adjustments to calculate the associated income tax expense, where applicable. Periods may have a different effective tax rate based on the jurisdiction of specific transactions.

SiriusPoint Ltd.
Operating and Core Operating Return on Average Common Shareholders’ Equity
June 30, 2026 and 2025
(expressed in millions of U.S. dollars, except ratios)

	Three months ended		Six months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Operating net income	$79.4	$78.1	$165.1	$139.1
Common shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	2,302.4	1,825.2	2,269.8	1,737.4
Less: Accumulated other comprehensive income (loss), net of tax - beginning of period	6.3	26.4	61.9	(4.1)
Common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI - beginning of period	2,296.1	1,798.8	2,207.9	1,741.5
Common shareholders’ equity attributable to SiriusPoint common shareholders - end of period	2,275.9	1,905.7	2,275.9	1,905.7
Adjustments to net income to arrive at Operating net income	10.8	18.9	(3.1)	22.3
Less: Accumulated other comprehensive income, net of tax - end of period	(21.3)	46.5	(21.3)	46.5
Common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI - end of period	2,308.0	1,878.1	2,294.1	1,881.5
Average common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI	$2,302.1	$1,838.5	$2,251.0	$1,811.5
Annualized Operating ROE	13.8%	17.0%	14.7%	15.4%

	Three months ended		Six months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Core Operating net income	$82.6	$83.9	$183.5	$148.4
Common shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	2,302.4	1,825.2	2,269.8	1,737.4
Less: Accumulated other comprehensive income (loss), net of tax - beginning of period	6.3	26.4	61.9	(4.1)
Common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI - beginning of period	2,296.1	1,798.8	2,207.9	1,741.5
Common shareholders’ equity attributable to SiriusPoint common shareholders - end of period	2,275.9	1,905.7	2,275.9	1,905.7
Adjustments to net income to arrive at Core Operating net income	14.0	24.7	15.3	31.6
Less: Accumulated other comprehensive income, net of tax - end of period	(21.3)	46.5	(21.3)	46.5
Common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI - end of period	2,311.2	1,883.9	2,312.5	1,890.8
Average common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI	$2,303.7	$1,841.4	$2,260.2	$1,816.2
Annualized Core Operating ROE	14.3%	18.2%	16.2%	16.3%